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Exhibit 10.5

AMENDMENT TO ASSIGNMNENT OF DEPOSIT ACCOUNT

        This Amendment To Assignment of Deposit Account (this "Amendment") is made as of July 23, 2002, by and between Maxim Pharmaceuticals, Inc. ("Pledgor") and Silicon Valley Bank ("Lender").

RECITALS

        A.    Kurt R. Gehlsen ("Borrower") has obtained credit from Bank in the original principal amount of $750,000.00 (the "Loan"). The Loan has been increased to $1,260,000.00 pursuant to Change in Terms Agreement dated July 23, 2002. As security for repayment of the Loan and for all indebtedness owing by Borrower to Lender, Pledgor has granted to Lender a security interest in the Certificate of Deposit Account Number XXXXXX3215, pursuant to the Assignment of Deposit Account agreement dated April 11, 2001 (the "Pledge Agreement").

        B.    Grantor and Lender desire to modify the Pledge Agreement, in accordance with the terms of this Amendment.

        NOW THEREFORE, Borrower and Lender agree as follows:

        1.    The term Collateral is hereby amended in part to mean Certificate of Deposit Account Number XXXXXX3215 issued by Lender in an amount not less than $1,800,000.00 with respect to Borrower's Loan in the principal amount of $1,260,000.

        2.    Unless otherwise defined, all capitalized terms in this Amendment shall have the meanings assigned in the Pledge Agreement. Except as amended, the Pledge Agreement remains in full force and effect.

        3.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        4.    This Amendment amends certain terms of the Pledge Agreement. Except as amended hereby, the Pledge Agreement remains in full force and effect. This Amendment, together with the Pledge Agreement and any documents executed in connection with the Pledge Agreement, constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior agreements and negotiations.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

Pledgor:		Lender:
MAXIM PHARMACEUTICALS, INC.		SILICON VALLEY BANK
By:	/s/ LARRY G. STAMBAUGH	By:	/s/ DEE HOUSE
Name:	Larry G. Stambaugh	Name:	Dee House
Title:	President and CEO	Title:	Director of Private Banking

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  Exhibit 10.5
AMENDMENT TO ASSIGNMNENT OF DEPOSIT ACCOUNT